encoding.com Terms and Conditions

1. CONTROLLING TERMS. The terms and conditions of sale contained herein shall apply to all provisions of encoding services and related services by encoding.com, inc. ("encoding.com") and to all purchase orders or other offers accepted by encoding.com related thereto (collectively, the "Service"). These terms and conditions may in some instances conflict with or add to some of the terms and conditions affixed to the purchase order or procurement document issued by the Customer. In such case, the terms and conditions contained herein shall govern exclusively and ACCEPTANCE OF CUSTOMER'S ORDER IS EXPRESSLY CONDITIONED UPON CUSTOMER'S ACCEPTANCE OF THE TERMS AND CONDITIONS CONTAINED HEREIN irrespective of whether the Customer accepts these conditions by oral or written acknowledgement, by implication or by acceptance of or payment for the provision of the Service ordered hereunder based on the content, materials and/or elements (collectively, the "Content") provided to encoding.com by Customer.

2. TERMS OF PAYMENT. All charges will be COD unless credit has been approved in advance by encoding.com. Payment must be made in US dollars and may be made in cash, cashier's check, money order, travelers checks, check drawn on local bank or Visa/MasterCard. All COD orders must be paid for and picked up Monday through Friday between the hours of 9:00 A.M. and 5:00 P.M. Credit terms are net 15 days. Interest at the maximum rate allowed by law will be charged on all accounts not paid within 30 days unless previous arrangements have been made with the encoding.com. ANY CLAIMS FOR ADJUSTMENT IN CONNECTION WITH AN INVOICE MUST BE PRESENTED IN WRITING WITHIN 10 DAYS OF THE DATE OF THE INVOICE IN QUESTION.

3. PRICES; LIENS. Prices for the Service are those shown on the face of this acknowledgment, provided, however, that if such prices are based on the purchase of a minimum quantity of Service and Customer fails to purchase such minimum quantity, encoding.com has the right to collect from Customer the difference between the price paid by Customer for the Service purchased and encoding.com's standard price for such Service in quantity actually purchased by Customer. encoding.com shall have a lien and security interest on tapes, CDs, files and other property delivered by Customer to encoding.com and/or made by encoding.com therefrom for the balance of any account due us by the Customer, including collection and attorney's fees. Customer hereby authorizes encoding.com to execute and file, on Customer's behalf, a financing or other statement evidencing this security interest. When necessary, Customer agrees to execute necessary documentation for perfecting such security interest.

4. SHIPPING. If encoding.com provides shipping and handling services for Customer's materials, surcharges will apply. Shipping and delivery dates are approximate. In no event, for any reason whether or not beyond encoding.com's control, shall encoding.com be liable to Customer or any other party for any losses, damages or liability for delay in delivery of shipped materials; nor shall any delay in delivery of shipped materials constitute grounds for cancellation of Customer's work order.

5. DELIVERY. The delivery dates set forth on this acknowledgment are approximate only, and encoding.com is not liable for any damages to Customer, nor shall encoding be in breach of its obligations to the Customer, because of any delivery made within a reasonable time after the slated delivery date. encoding.com may by written notice to Customer change any deliver date, and such date shall become the agreed upon delivery date unless Customer objects to such date in writing delivered to encoding.com within ten (10) days of receipt of encoding.com's notice. encoding.com shall not be liable for any late delivery caused by the failure of the Customer to provide in a timely manner any necessary information to affect such deliver.

6. FORCE MAJEURE. encoding.com is not liable for any failure to deliver, delay in delivery of, any Service due to a cause beyond its control, including but not limited to acts of God, fires, typhoons, earthquakes, labor disputes, governmental actions or inability to obtain materials, components, energy, encoding facilities, or transportation. In the event of any such delay, the date of delivery or performance hereunder shall be extended by a period equal to the time to or by reason of such delay. If encoding.com's production is curtailed for any of the above reasons, encoding.com may allocate its production among its various customers. Such allocation shall be in a commercially fair and reasonable manner.

7. STORAGE. It is the Customer's responsibility to arrange for removal of materials from encoding.com at the completion of each project. At the Customer's request, encoding.com will store tapes and Content for a maximum of 60 days. encoding.com reserves the right to ship tapes and/or Content to the Customer, freight collect, at the conclusion of the 60 day period or to charge a storage fee or to otherwise dispose of the materials.

8. RIGHT TO REFUSE SERVICE. encoding.com reserves the right to refuse service and/or process any Content which encoding.com, in its sole discretion, deems unlawful, pornographic, degrading, likely to incite prejudice or passion or otherwise inappropriate.

9. CUSTOMER WARRANTIES. Customer represents and warrants that (a) Customer has sufficient rights in the Content to use it in the manner contemplated by this acknowledgment, (b) the Context does not infringe upon or violate any patent, copyright, trade secret, trademark or other intellectual property right of any third party or any obscenity law or other applicable law, rule or regulation in any jurisdiction in which the Content may be viewed or retrieved, (c) encoding.com's provision of the Service and/or hosting of the Content hereunder will not infringe upon or violate any patent, copyright, trade secret, trademark or other intellectual property right of any third party, including but not limited to any and all performance license rights, mechanical license rights, synchronization license rights and rights under the Digital Performance Right to Sound Recordings Act of 1995, or any obscenity law, or other applicable law, rule or regulation in any jurisdiction in which the Content can be viewed or retrieved, and (d) the Content and encoding.com's provision of the Service on behalf of Customer is not for any illegal, obscene, offensive or immoral purpose.

10. ENCODING.COM LIMITED WARRANTY; LIMITED LIABILITY; EXCLUSION OF CONSEQUENTIAL DAMAGES. It is understood and agreed that the Customer's materials are transported, received, processed, used and stored at Customer's risk. ENCODING.COM SHALL NOT BE LIABLE FOR ANY LOST PROFITS OR OTHER DAMAGES CAUSED BY THE LOSS, DAMAGE OR DESTRUCTION OF MATERIALS BELONGING TO THE CUSTOMER OR ANY OTHER PERSON WHILE IN TRANSIT OR POSSESSION OF ENCODING.COM UNLESS CAUSED BY THE

NEGLIGENCE OF ENCODING.COM, IN WHICH EVENT, THE LIABILITY OF ENCODING.COM SHALL BE LIMITED TO THE REPLACEMENT OF A SIMILAR QUANTITY OF BLANK TAPE OR MAGNETIC OR OPTICAL MEDIA TO THE MATERIALS WHICH WERE LOST, DAMAGED OR DESTROYED. EXCEPT FOR SUCH REPLACEMENT, ENCODING.COM SHALL HAVE NO FURTHER LIABILITY REGARDING THE LOSS, DAMAGE OR DESTRUCTION OF SUCH MATERIALS. ENCODING.COM SHALL NOT BE LIABLE TO CUSTOMER OR ANY OTHER PERSON FOR ANY ACT OR OMISSION OF ANY PERSON SELECTED BY ENCODING.COM TO PERFORM SERVICES OR FURNISH MATERIALS TO CUSTOMER, IF MATERIALS FURNISHED BY ENCODING.COM ARE FOUND TO BE DEFECTIVE IN MANUFACTURE. ENCODING.COM SHALL REPLACE SUCH MATERIALS WITH A SIMILAR QUANTITY OF BLANK TAPE, OR MAGNETIC OR OPTICAL MEDIA, PROVIDED THE CUSTOMER NOTIFIES ENCODING.COM IN WRITING WITHIN THIRTY DAYS AFTER SHIPMENT OF SUCH DEFECT. EXCEPT FOR SUCH REPLACEMENT, ENCODING.COM SHALL HAVE NO FURTHER LIABILITY IN CONNECTION WITH SUCH DEFECTIVE MATERIALS. ENCODING.COM MAKES NO WARRANTY EXPRESSED OR IMPLIED WITH RESPECT TO THE MATERIALS OR SERVICES PROVIDED IT ASSUMES NO RESPONSIBILITY FOR THE CHARACTER OR QUALITY OF MATERIALS OR SERVICES PROVIDED BY IT. ENCODING.COM EXPRESSLY DISCLAIMS ALL WARRANTIES EXPRESSED OR IMPLIED, STATUTORY OR OTHERWISE, INCLUDING ANY IMPLIED WARRANTY OR MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. ALL WARRANTIES WITH RESPECT TO THE SERVICE ARE STRICTLY LIMITED TO THOSE SET FORTH IN THIS ACKNOWLEDGMENT. IN NO EVENT WILL ENCODING.COM BE LIABLE TO THE CUSTOMER FOR ANY CONSEQUENTIAL, INDIRECT, SPECIAL, OR INCIDENTAL DAMAGES EVEN IF ENCODING.COM HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. NOTWITHSTANDING THE FOREGOING, ENCODING.COM MAKES NO REPRESENTATION OR WARRANTIES OF ANY TYPE WHATSOEVER REGARDING THE HOSTING OF ANY CONTENT ON ITS NETWORK OR ANY SUBCONTRACTOR'S OR OTHER PARTY'S NETWORK OR THE PERFORMANCE OR RELIABILITY OF ANY SUCH NETWORK, OR ANY CONNECTION TO, TRANSMISSION OVER, RESULTS OF OR USE OF ANY NETWORK OR ANY SUBCONTRACTOR'S OR OTHER PARTY'S NETWORK OR THE PERFORMANCE OR RELIABILITY OF ANY SUCH NETWORK, OR ANY CONNECTION TO, TRANSMISSION OVER, RESULTS OF OR USE OF ANY NETWORK CONNECTION OR FACILITIES PROVIDED (OR FAILED TO BE PROVIDED) UNDER THIS ACKNOWLEDGMENT AND ENCODING.COM MAKES NO WARRANTY WHATSOEVER FOR PRODUCTS OR SERVICES NOT ACTUALLY PRODUCED OR PROVIDED BY ENCODING.COM.

11. INDEMNIFICATION BY CUSTOMER. Customer agrees to defend, protect, indemnify and hold encoding.com harmless from and against all claims of any kind, whether based in contract, in tort (including negligence or strict liability), or resulting from (a) services provided by encoding.com on behalf of Customer hereunder, except for any damages arising exclusively out of any material breach of this acknowledgment by encoding.com, (b) any use by encoding.com of any data or files provided by Customer to encoding.com under this acknowledgment, (c) any breach by Customer of the acknowledgment, including without limitation any failure by Customer to observe or satisfy any terms or conditions of this acknowledgment, (d) any violation of any applicable federal, state or local laws with regard to the transmission and use of information and content, including laws related to privacy, publicity, the Communications Decency Act of 1996, arising out of the Customer Content, (e) any infringement of any United States or other patent, trademark, copyright, trade secret or other intellectual property right, including but not limited to any and all performance license rights, mechanical license rights, synchronization license rights and rights under the Digital Performance Right in Sound Recordings Act of 1995, relating to the Content supplied by Customer to encoding.com or the Services provided hereunder, or (f) otherwise for any losses, expenses, damages and liabilities, direct, indirect, special or consequential which may arise out of Customer's use, distribution or sale of goods or services covered hereby except those caused solely by the sole gross negligence of encoding.com.

12. ACKNOWLEDGMENT. Customer acknowledges that encoding.com, in its sole discretion, may subcontract all or part of the hosting services to be provided hereunder. CUSTOMER FURTHER ACKNOWLEDGES THAT ENCODING.COM WILL HAVE NO LIABILITY FOR THE FAILURE OF ANY NETWORK OR SERVER IN CONNECTION WITH THE HOSTING OF ANY CONTENT.

13. ORDER CANCELLATION. If an order for the Service is cancelled, Customer must pay for orders scheduled for delivery or performance within ninety (90) days of encoding.com's receipt of cancellation notice.

14. MISCELLANEOUS. Any waiver by encoding.com of any default by the Customer hereunder shall not be deemed to be a continuing waiver of such default or a waiver of any other default or of any of the terms and conditions of this acknowledgment. The terms and conditions of this acknowledgment may not be superseded, modified, or amended except in a writing stating that it is a modification and signed by an authorized representative of each party hereto, provided, however, that encoding.com may modify the specifications of the Service provided hereunder if the modification does not change the form, [illegible] or function of the Service. This acknowledgment (not including any of the terms and conditions of the Customer's purchase order or any similar document issued by Customer), constitutes the entire agreement between the Customer and encoding.com with regard to the Service listed on the face of this acknowledgment, and expressly supersedes and replaces any prior or contemporaneous agreements, written or oral, relating to such goods or services. This acknowledgment is governed by, construed and enhanced in accordance with the laws of the State of Washington, without regard to conflict of laws provisions. Both parties agree that any litigation or arbitration between the parties shall take place in King County, Washington, and both parties waive any objection to personal jurisdiction or venue in any forum located in that county. In any suit or action brought to enforce any term, condition or covenant of this acknowledgment or to recover damages arising from any breach of the acknowledgment, the losing party shall pay the prevailing party's reasonable attorneys' fees and all other costs and expenses which may be incurred by the prevailing party in any suit, action or in any reviews or appeals therefrom.

I AGREE TO TERMS AND CONDITIONS LISTED.
---------------------------------------

/s/ Alex Kanakaris       8/18/99
------------------       -------
SIGNATURE                Date

KANAKARIS COMMUNICATIONS, INC.

3303 Harbor Blvd. F-3
Costa Mesa, CA 92626
Tel: (714) 444-0530
Fax: (714) 540-5970



August 19, 1999                                                  P.O. No. 102346



Darren Grimstead
Encoding.com
3406 E. Union
Seattle, WA 98122



                                   Purchase Order



1 Advance payment on contract to encode 250 motion pictures at $62,000.00 various speeds.



                                   Total                              $62,000.00

September 28, 1999



Alex Kanakaris
KKRS.net
3303 Harbor Blvd., F-3
Costa Mesa, CA 92626

Dear Alex:

This document will serve as the outline of the agreed upon payment terms discussed in today's phone conversation. Per our conversation we discussed the extending of payment terms with interest to Q1, 2000, if 50% of the current balance was paid within 10 business days.

Existing balance at completion of 250 movie project $188,437.50 due on or before December 31, 1999.

Proposed pricing of pending 200 movie project $216,000 (Microsoft to cover $16,000), payment terms are as follows: encoding.com agrees to extend Kanakaris Communications (aka KKRS.net) payment terms of $66,666.66 per month plus 1 and 1/2% interest per month (billed for monthly completion of content in 1999) for three consecutive months with payment beginning January of 2000. This agreement is entered into based on the following conditions:

-Kanakaris Communications will pay 50% of current balance ($94,000) within 10 days of signing this agreement
-Kanakaris Communications agrees to supply encoding.com the remaining films of the 250 movie project and all of the proposed 200 movie project on or before December 31, 1999

By signing below this agreement is hereby entered into on this date, September 28, 1999.

/s/ Alex Kanakaris
-----------------------
Alex Kanakaris
President

Sincerely,

/s/ Darren Grimstead

Darren Grimstead
Partner Ambassador

                          ENCODING.COM SALES ORDER FORM

          Date: AUGUST 10, 1999               Client Name: KANAKARIS
   Client PO #: 0                              Order Name: WM 4.0 LAUNCH PARTNER


                                    ESTIMATED ENCODING SERVICES                                                        $
                                                                                                                  $258,750.00
--------------------------------------------------------------------------------------------------------- --------------------------
      OTHER SERVICES                                       EST. TRT  EST. # OF CAPT,
                                                          (MINUTES)   TRACKS, SCANS     COST     DISC. %  EXTENDED PRICE       $
                                                           --------  ---------------   -------   -------  --------------   ---------
   AUDIO ONLY - DIGITAL WATERMARKING (PER MINUTE)              0            0            $0.00      0           $0.00          $0.00
   AUDIO ONLY - DIGITAL WATERMARKING (PER TRACK)               0            0            $0.00      0           $0.00          $0.00
   AUDIO ONLY - BASIC DATA ENTRY (PER TRACK)                   0            0            $0.00      0           $0.00          $0.00
   AUDIO ONLY - ADDITIONAL DATA ENTRY (PER TRACK)              0            0            $0.00      0           $0.00          $0.00
   NON-CD DATA ENTRY                                           0            0            $0.00      0           $0.00          $0.00
   SCREEN GRABS (PER SCREEN GRAB)                              0            0            $0.00      0           $0.00          $0.00
   VIDEO - SEGMENT LOCATION  (PER CAPTURE)                     0            0            $0.00      0           $0.00          $0.00
   EDITING                                                     0            0            $0.00      0           $0.00          $0.00
   VIDEO INDEXING - AUTOMATIC                                  0            0            $0.00      0           $0.00          $0.00
   VIDEO INDEXING - MANUAL                                     0            0            $0.00      0           $0.00          $0.00
   CONSULTING                                                  0            0            $0.00      0           $0.00          $0.00
   DEVELOPMENT                                                 0            0            $0.00      0           $0.00          $0.00
   VIDEO LOGO PLACEMENT (PER CAPTURE)                          0            0            $0.00      0           $0.00          $0.00
   VIDEO WATERMARKING (PER MINUTE)                             0            0            $0.00      0           $0.00          $0.00
------------------------------------------------------------------------------------------------------------------------------------


                                    FILE TRANSFER, DELIVERY, STORAGE & HOSTING FEES

                                                                                                       EST. TOT. FILE
        HOSTING FEES (SEE ATTACHED SHEET)          $                      FILE TRANSFER FEES              SIZE (MB)            $
                                                 -----                                                 --------------   ------------
                                                 $0.00                                                         0.0          $0.00

------------------------------------------------------------------------------------------------------------------------------------


                                                             EST.
              DELIVERY MEDIA COSTS                         QUANTITY  DELIVERY MEDIA      FEE     DISC. %  EXTENDED PRICE       $
                                                           --------  ---------------   -------   -------  --------------   ---------
                                                              250    CD-R (UP TO 10)    $25.00      25        $18.75       $4,687.50
                                                               0       CD-R (>10)        $5.00      0          $5.00           $0.00
                                                               0        DDS2-DAT       $150.00      0        $150.00           $0.00
                                                               0           DLT         $250.00      0        $250.00           $0.00
                                                               0        JAZ DISK       $200.00      0        $200.00           $0.00
                                                               0        ZIP DISK        $45.00      0         $45.00           $0.00

------------------------------------------------------------------------------------------------------------------------------------


                                                                        EST. # OF
              MONTHLY STORAGE FEES                                       MASTERS         FEE     DISC. %  EXTENDED PRICE       $
                                                           --------  ---------------   -------   -------  --------------   ---------
                                                             CD            0             $0.50      0         $0.50            $0.00
                                                            TAPES          0             $1.25      0         $1.25            $0.00

------------------------------------------------------------------------------------------------------------------------------------


                                                             EST.
                SHIPPING COSTS                             QUANTITY           SHIPPING METHOD                                  $
                                                           --------  ---------------------------------------------------   ---------
                                                               0     FEDEX FIRST OVERNIGHT (BY 8 A.M.)                         $0.00
                                                               0     FEDEX PRIORITY OVERNIGHT (BY 10 A.M.)                     $0.00
                                                               0     FEDEX STANDARD OVERNIGHT (BY 3 P.M.)                      $0.00
                                                               0     FEDEX 2 DAY                                               $0.00
                                                               0     RPS GROUND (3-7 DAYS)                                     $0.00
                                                               0     COURIER (SAME DAY)                                        $0.00
                                                               0     CUSTOMER PICKUP/GIVE TO ACCOUNT MANAGER                   $0.00

                                                                              ESTIMATED SUBTOTAL                         $263,437.50

                                                                              RUSH CHARGES (%)                 0               $0.00

                                               0 MINIMUM ORDER                  DISCOUNT %                                      0
                                               -

                                               0 DEMO                           ESTIMATED TOTAL                          $263,437.50
                                               -

       Client Signature: /s Alex Kanakaris
                         -----------------

                   Date: 8/18/99
                         -----------------

              3406 E. Union Street, Seattle, WA  98122  (206) 568-2600  (206) 329-3276  http://www.encoding.com

                          ENCODING.COM SALES ORDER FORM

          Date: SEPTEMBER 17, 1999            Client Name: KANAKARIS
   Client PO #: 0                              Order Name: Next 200


                                    ESTIMATED ENCODING SERVICES                                                        $
                                                                                                                  $208,500.00
--------------------------------------------------------------------------------------------------------- --------------------------
      OTHER SERVICES                                       EST. TRT  EST. # OF CAPT,
                                                          (MINUTES)   TRACKS, SCANS     COST     DISC. %  EXTENDED PRICE       $
                                                           --------  ---------------   -------   -------  --------------   ---------
   AUDIO ONLY - DIGITAL WATERMARKING (PER MINUTE)              0            0            $0.00      0           $0.00          $0.00
   AUDIO ONLY - DIGITAL WATERMARKING (PER TRACK)               0            0            $0.00      0           $0.00          $0.00
   AUDIO ONLY - BASIC DATA ENTRY (PER TRACK)                   0            0            $0.00      0           $0.00          $0.00
   AUDIO ONLY - ADDITIONAL DATA ENTRY (PER TRACK)              0            0            $0.00      0           $0.00          $0.00
   NON-CD DATA ENTRY                                           0            0            $0.00      0           $0.00          $0.00
   SCREEN GRABS (PER SCREEN GRAB)                              0            0            $0.00      0           $0.00          $0.00
   VIDEO - SEGMENT LOCATION  (PER CAPTURE)                     0            0            $0.00      0           $0.00          $0.00
   EDITING                                                     0            0            $0.00      0           $0.00          $0.00
   VIDEO INDEXING - AUTOMATIC                                  0            0            $0.00      0           $0.00          $0.00
   VIDEO INDEXING - MANUAL                                     0            0            $0.00      0           $0.00          $0.00
   CONSULTING                                                  0            0            $0.00      0           $0.00          $0.00
   DEVELOPMENT                                                 0            0            $0.00      0           $0.00          $0.00
   VIDEO LOGO PLACEMENT (PER CAPTURE)                          0            0            $0.00      0           $0.00          $0.00
   VIDEO WATERMARKING (PER MINUTE)                             0            0            $0.00      0           $0.00          $0.00
------------------------------------------------------------------------------------------------------------------------------------


                                    FILE TRANSFER, DELIVERY, STORAGE & HOSTING FEES

                                                                                                       EST. TOT. FILE
        HOSTING FEES (SEE ATTACHED SHEET)          $                      FILE TRANSFER FEES              SIZE (MB)            $
                                                 -----                                                 --------------   ------------
                                                 $0.00                                                         0.0          $0.00

------------------------------------------------------------------------------------------------------------------------------------


                                                             EST.
              DELIVERY MEDIA COSTS                         QUANTITY  DELIVERY MEDIA      FEE     DISC. %  EXTENDED PRICE       $
                                                           --------  ---------------   -------   -------  --------------   ---------
                                                              300    CD-R (UP TO 10)    $25.00      0         $25.00       $7,500.00
                                                               0       CD-R (>10)        $5.00      0          $5.00           $0.00
                                                               0        DDS2-DAT       $150.00      0        $150.00           $0.00
                                                               0           DLT         $250.00      0        $250.00           $0.00
                                                               0        JAZ DISK       $200.00      0        $200.00           $0.00
                                                               0        ZIP DISK        $45.00      0         $45.00           $0.00

------------------------------------------------------------------------------------------------------------------------------------


                                                                        EST. # OF
              MONTHLY STORAGE FEES                                       MASTERS         FEE     DISC. %  EXTENDED PRICE       $
                                                           --------  ---------------   -------   -------  --------------   ---------
                                                             CD            0             $0.50      0         $0.50            $0.00
                                                            TAPES          0             $1.25      0         $1.25            $0.00

------------------------------------------------------------------------------------------------------------------------------------


                                                             EST.
                SHIPPING COSTS                             QUANTITY           SHIPPING METHOD                                  $
                                                           --------  ---------------------------------------------------   ---------
                                                               0     FEDEX FIRST OVERNIGHT (BY 8 A.M.)                         $0.00
                                                               0     FEDEX PRIORITY OVERNIGHT (BY 10 A.M.)                     $0.00
                                                               0     FEDEX STANDARD OVERNIGHT (BY 3 P.M.)                      $0.00
                                                               0     FEDEX 2 DAY                                               $0.00
                                                               0     RPS GROUND (3-7 DAYS)                                     $0.00
                                                               0     COURIER (SAME DAY)                                        $0.00
                                                               0     CUSTOMER PICKUP/GIVE TO ACCOUNT MANAGER                   $0.00

                                                                              ESTIMATED SUBTOTAL                         $216,000.00

                                                                              RUSH CHARGES (%)                 0               $0.00

                                               0 MINIMUM ORDER                  DISCOUNT %                                      0
                                               -

                                               0 DEMO                           ESTIMATED TOTAL                          $216,000.00
                                               -

       Client Signature: /s Alex Kanakaris
                         -----------------

                   Date: 9/27/99
                         -----------------

              3406 E. Union Street, Seattle, WA  98122  (206) 568-2500  (206) 328-3276  http://www.encoding.com